UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 26, 2010

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street
Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             Election of Directors.

On February 26, 2010, the Board of Directors elected Dwight D. Churchill as a director and member of the Audit Committee of Affiliated Managers Group, Inc. (the “Company”).  Mr. Churchill held a number of senior positions at Fidelity Investments (“Fidelity”) before retiring from the firm in early 2009.  Having joined Fidelity in 1993, he served as the head of the Fixed Income Division, head of Equity Portfolio Management and President of Investment Services.  While at Fidelity, Mr. Churchill also served as the elected chair of the Board of Governors for the 60,000-member Association for Investment Management and Research (now the CFA Institute).  Prior to joining Fidelity, Mr. Churchill served as President and Chief Executive Officer of CSI Asset Management, Inc., a subsidiary of Prudential Financial, Inc., and held senior roles at Loomis, Sayles & Company and The Public Employees Retirement System of Ohio.  Mr. Churchill holds a B.A. degree in Economics from Denison University and an M.B.A. degree from The Ohio State University.

Under the Company’s customary director equity arrangements, in connection with his election as a director, the Company granted Mr. Churchill stock options to purchase 3,125 shares of Common Stock and $40,000 of restricted stock units.

A copy of the press release announcing Mr. Churchill’s election is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

ITEM 9.01             Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

99.1*	Press Release issued by the Company on March 1, 2010 announcing the election of Mr. Dwight D. Churchill to the Board of Directors of the Company.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: March 2, 2010	By:	/S/ JOHN KINGSTON, III
Name: John Kingston, III
Title: Executive Vice President
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release issued by the Company on March 1, 2010 announcing the election of Mr. Dwight D. Churchill to the Board of Directors of the Company.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.